The Bank of New York Mellon Corporation

Quarterly Financial Trends

October 20, 2016

THE BANK OF NEW YORK MELLON CORPORATION - CONSOLIDATED CORPORATE EARNINGS - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment services fees
Asset servicing	$1,009	$1,022	$1,025	$1,019	$1,038	$1,060	$1,057	$1,032	$1,040	$1,069	$1,067
Issuer services	229	231	315	193	232	234	313	199	244	234	337
Clearing services	325	326	337	347	344	347	345	339	350	350	349
Treasury services	136	141	142	145	137	144	137	137	131	139	137
Total investment services fees	1,699	1,720	1,819	1,704	1,751	1,785	1,852	1,707	1,765	1,792	1,890
Investment management and performance fees (a)	843	883	881	885	867	878	829	864	812	830	860
Foreign exchange & other trading revenue	136	130	153	151	229	187	179	173	175	182	183
Distribution and servicing	43	43	44	43	41	39	41	41	39	43	43
Financing-related fees	38	44	44	43	40	58	71	51	54	57	58
Investment and other income (a)(b)	102	142	890	78	60	104	59	93	105	74	92
Total fee revenue (a)(b)	2,861	2,962	3,831	2,904	2,988	3,051	3,031	2,929	2,950	2,978	3,126
Net securities gains	22	18	20	31	24	16	22	21	20	21	24
Total fee and other revenue (a)(b)	2,883	2,980	3,851	2,935	3,012	3,067	3,053	2,950	2,970	2,999	3,150
Income (loss) of consolidated investment management funds (a)	36	46	39	42	52	40	(22)	16	(6)	10	17
Net interest revenue	728	719	721	712	728	779	759	760	766	767	774
Total revenue (a)(b)	3,647	3,745	4,611	3,689	3,792	3,886	3,790	3,726	3,730	3,776	3,941
Provision for credit losses	(18)	(12)	(19)	1	2	(6)	1	163	10	(9)	(19)
Noninterest expense	2,676	2,749	2,673	2,651	2,637	2,603	2,603	2,610	2,555	2,554	2,564
Amortization of intangible assets	75	75	75	73	66	65	66	64	57	59	61
Merger & integration, litigation and restructuring charges	(12)	122	220	800	(3)	59	11	18	17	7	18
Total noninterest expense	2,739	2,946	2,968	3,524	2,700	2,727	2,680	2,692	2,629	2,620	2,643
Income (loss) from continuing operations before taxes (b)	926	811	1,662	164	1,090	1,165	1,109	871	1,091	1,165	1,317
Provision for income taxes (b)	232	217	556	(93)	280	276	282	175	283	290	324
Net income (loss) from continuing operations (b)	694	594	1,106	257	810	889	827	696	808	875	993
Net income (loss) attributable to noncontrolling interest (a)(c)	(20)	(17)	(23)	(24)	(31)	(36)	6	(3)	9	(2)	(6)
Preferred stock dividends	(13)	(23)	(13)	(24)	(13)	(23)	(13)	(56)	(13)	(48)	(13)
Net income (loss) applicable to common shareholders of The Bank of New York Mellon Corporation (b)	$661	$554	$1,070	$209	$766	$830	$820	$637	$804	$825	$974
Earnings per share (b)(d)	$0.57	$0.48	$0.93	$0.18	$0.67	$0.73	$0.74	$0.57	$0.73	$0.75	$0.90

Pre-tax operating margin - GAAP (a)	25%	22%	36%	4%	29%	30%	29%	23%	29%	31%	33%
Non-GAAP (a)(e)	27%	30%	29%	28%	30%	33%	31%	30%	31%	33%	35%
Return on common equity (annualized) - GAAP	7.4%	6.1%	11.6%	2.2%	8.8%	9.4%	9.1%	7.1%	9.2%	9.3%	10.8%
Return on tangible common equity (annualized) - Non-GAAP (e)	17.6%	14.5%	26.2%	5.9%	20.3%	21.5%	20.8%	16.2%	20.6%	20.4%	23.5%
Percent of non-US total revenue	37%	38%	43%	35%	36%	36%	37%	34%	33%	34%	36%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
(b)  In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(c) Primarily attributable to noncontrolling interests related to consolidated investment management funds.
(d)  The second quarter of 2014 includes a $0.14 charge related to severance and certain investment management funds. The third quarter of 2014 includes a $0.27 gain related to the sale of an investment in Wing Hang, $0.18 related to a gain on the sale of the One Wall Street building and a $0.16 charge related to litigation and restructuring. The fourth quarter of 2014 includes a $0.13 benefit primarily related to a tax carryback claim, and a $0.53 charge related to litigation and restructuring. The second quarter of 2015 includes a $0.03 charge related to litigation and restructuring. The fourth quarter of 2015 includes an $0.11 charge for the impairment charge related to a court decision regarding Sentinel, litigation and restructuring charges. The first quarter, second quarter and third quarter of 2016 each include a $0.01 charge related to litigation and restructuring. The third quarter of 2016 also includes $0.01 recovery of the previously impaired Sentinel loan.

(e)  Non-GAAP excludes gain (loss) related to an equity investment, net (loss) income attributable to noncontrolling interests of consolidated investment management funds, the gains on the sales of our investment in Wing Hang and the One Wall Street building, M&I, litigation and restructuring charges (recoveries), a charge (recovery) related to investment management funds, net of incentives, amortization of intangible assets, the impairment charge related to a court decision regarding Sentinel, a recovery of the previously impaired Sentinel loan, and the benefit primarily related to a tax carryback claim, if applicable. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release dated October 20, 2016, for the third quarter of 2016 (the "Quarterly Earnings Release"), furnished as an exhibit to the Current Report on Form 8-K to which these Quarterly Financial Trends are furnished as an exhibit. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

Note: See pages 4 through 7 for additional details of revenue/expense items impacting consolidated results.
N/M - Not meaningful

3

THE BANK OF NEW YORK MELLON CORPORATION
FEE AND OTHER REVENUE - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Investment services fees:
Asset servicing	$971	$976	$988	$982	$995	$1,011	$1,019	$986	$990	$1,017	$1,016
Securities lending	38	46	37	37	43	49	38	46	50	52	51
Issuer services	229	231	315	193	232	234	313	199	244	234	337
Clearing services	325	326	337	347	344	347	345	339	350	350	349
Treasury services	136	141	142	145	137	144	137	137	131	139	137
Total investment services fees	1,699	1,720	1,819	1,704	1,751	1,785	1,852	1,707	1,765	1,792	1,890
Investment management and performance fees (a)	843	883	881	885	867	878	829	864	812	830	860
Foreign exchange and other trading revenue	136	130	153	151	229	187	179	173	175	182	183
Distribution and servicing	43	43	44	43	41	39	41	41	39	43	43
Financing-related fees	38	44	44	43	40	58	71	51	54	57	58
Investment and other income (a)	102	142	890	78	60	104	59	93	105	74	92
Total fee revenue (a)	$2,861	$2,962	$3,831	2,904	2,988	3,051	3,031	2,929	2,950	2,978	3,126
Net securities gains	22	18	20	31	24	16	22	21	20	21	24
Total fee and other revenue (a)	$2,883	$2,980	$3,851	$2,935	$3,012	$3,067	$3,053	$2,950	$2,970	$2,999	$3,150
Fee revenue as a percentage of total revenue	79%	79%	83%	79%	79%	79%	81%	79%	80%	79%	79%

(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

4

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates - 11 Quarter Trend

	2014								2015
(dollar amounts in millions)	March 31		June 30		Sept. 30		Dec. 31		March 31		June 30
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$41,617	0.71%	$41,424	0.74%	$34,882	0.66%	$24,623	0.49%	$22,071	0.56%	$20,235	0.56%
Interest-bearing deposits with Federal Reserve & other central banks	74,399	0.25	85,546	0.26	88,713	0.23	97,440	0.22	81,160	0.23	81,846	0.21
Federal funds sold and securities purchased under resale agreements	11,118	0.61	13,387	0.58	15,683	0.61	18,536	0.56	20,416	0.59	23,545	0.61
Margin loans	15,840	1.07	17,050	1.05	18,108	1.04	18,897	1.01	20,051	1.00	20,467	1.01
Non-margin loans:
Domestic offices	22,002	2.31	22,566	2.30	23,826	2.20	25,103	2.20	25,256	2.14	26,716	2.06
Foreign offices	13,805	1.26	13,833	1.34	12,901	1.30	12,844	1.21	12,628	1.24	13,893	1.19
Total non-margin loans	35,807	1.90	36,399	1.94	36,727	1.88	37,947	1.86	37,884	1.84	40,609	1.77
Securities:
U.S. government obligations	17,213	1.61	17,462	1.63	23,067	1.38	24,331	1.48	27,454	1.38	28,331	1.42
U.S. government agency obligations	42,710	1.87	43,167	1.67	46,186	1.67	49,106	1.70	52,744	1.68	56,332	1.77
Obligations of states and political subdivisions	6,691	2.50	6,473	2.58	5,830	2.54	5,305	2.61	5,213	2.64	5,021	2.67
Other securities	33,920	1.64	34,318	1.55	36,972	1.37	38,501	1.23	38,065	1.33	38,957	1.24
Trading securities	5,217	2.60	5,532	2.19	5,435	2.36	3,922	2.64	3,046	2.46	3,253	2.63
Total securities	105,751	1.83	106,952	1.71	117,490	1.59	121,165	1.58	126,522	1.57	131,894	1.59
Total interest-earning assets	284,532	1.17	300,758	1.10	311,603	1.05	318,608	1.02	308,104	1.07	318,596	1.08
Allowance for loan losses	(210)		(197)		(187)		(186)		(191)		(190)
Cash and due from banks	5,886		5,064		6,225		4,715		6,204		6,785
Other assets	53,430		52,182		52,526		52,472		51,966		50,808
Assets of consolidated investment funds (a)	11,354		11,405		10,242		9,623		2,328		2,280
Total Assets (a)	$354,992		$369,212		$380,409		$385,232		$368,411		$378,279

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$9,333	0.11%	$7,583	0.13%	$7,886	0.14%	$8,869	0.12%	$10,021	0.12%	$10,322	0.13%
Savings	1,034	0.25	1,185	0.27	1,258	0.28	1,262	0.30	1,429	0.30	1,326	0.27
Other time deposits	41,544	0.04	42,824	0.04	41,248	0.04	41,507	0.04	43,259	0.04	46,807	0.03
Foreign offices	101,075	0.06	111,082	0.06	113,841	0.05	111,511	0.02	104,811	0.03	112,261	—
Total interest-bearing deposits	152,986	0.06	162,674	0.06	164,233	0.06	163,149	0.03	159,520	0.04	170,716	0.02
Federal funds purchased and securities sold under repurchase agreements	14,505	(0.13)	19,030	(0.05)	20,620	(0.07)	20,285	(0.05)	13,877	(0.09)	16,732	(0.02)
Trading Liabilities	1,978	1.59	2,993	0.97	2,806	0.84	1,024	1.44	795	1.07	632	1.84
Other borrowed funds	1,137	0.47	3,242	0.23	4,587	0.15	5,270	0.25	2,108	0.50	3,795	0.37
Payables to customers and broker-dealers	8,883	0.09	8,916	0.09	9,705	0.10	10,484	0.08	10,932	0.07	11,234	0.07
Long-term debt	20,420	1.09	20,361	1.16	20,429	1.12	21,187	1.27	20,199	1.21	20,625	0.99
Total interest-bearing liabilities	199,909	0.17	217,216	0.17	222,380	0.16	221,399	0.16	207,431	0.15	223,734	0.12
Total noninterest-bearing deposits	81,430		77,820		82,334		85,330		89,592		84,890
Other liabilities	24,608		24,854		27,369		30,743		32,341		29,840
Liabilities and obligations of consolidated investment funds (a)	10,128		10,180		8,879		8,101		1,004		857
Total The Bank of New York Mellon Corporation Shareholders' Equity	37,851		38,127		38,313		38,421		37,048		37,829
Noncontrolling interest (a)	1,066		1,015		1,134		1,238		995		1,129
Total liabilities and shareholders' equity (a)	$354,992		$369,212		$380,409		$385,232		$368,411		$378,279
Net interest margin - Taxable equivalent basis		1.05%		0.98%		0.94%		0.91%		0.97%		1.00%
(a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

5

THE BANK OF NEW YORK MELLON CORPORATION - Average Balances and Interest Rates - 11 Quarter Trend (continued)

	2015				2016
(dollar amounts in millions)	Sept. 30		Dec. 31		March 31		June 30		Sept. 30
	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate	Average balance	Average rate
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$20,549	0.45%	$19,301	0.45%	$14,909	0.69%	$14,394	0.68%	$14,066	0.74%
Interest-bearing deposits with Federal Reserve & other central banks	84,175	0.20	84,880	0.18	89,092	0.28	97,788	0.30	74,102	0.20
Federal funds sold and securities purchased under resale agreements	25,366	0.61	24,147	0.69	23,623	0.84	25,813	0.87	26,376	0.93
Margin loans	19,839	1.05	19,321	1.09	18,907	1.34	18,226	1.40	18,132	1.48
Non-margin loans:
Domestic offices	27,411	2.15	27,751	2.06	28,506	2.21	29,413	2.25	30,534	2.22
Foreign offices	14,407	1.13	14,892	1.17	13,783	1.39	12,645	1.57	12,912	1.45
Total non-margin loans	41,818	1.80	42,643	1.75	42,289	1.95	42,058	2.04	43,446	1.99
Securities
U.S. government obligations	23,935	1.52	23,955	1.53	24,479	1.50	24,571	1.50	25,279	1.49
U.S. government agency obligations	55,624	1.76	55,441	1.81	55,966	1.79	56,050	1.68	56,464	1.70
Obligations of states and political subdivisions	4,465	2.81	4,164	2.80	3,979	2.89	3,778	2.90	3,598	2.98
Other securities	37,164	1.28	35,972	1.25	34,114	1.22	33,603	1.24	33,064	1.23
Trading securities	2,737	2.74	2,786	2.79	3,320	2.16	2,152	2.45	2,176	2.62
Total securities	123,925	1.63	122,318	1.65	121,858	1.62	120,154	1.57	120,581	1.58
Total interest-earning assets	315,672	1.08	312,610	1.08	310,678	1.16	318,433	1.14	296,703	1.19
Allowance for loan losses	(184)		(181)		(157)		(163)		(165)
Cash and due from banks	6,140		5,597		3,879		4,141		4,189
Other assets	49,700		48,849		48,845		50,563		49,463
Assets of consolidated investment funds (a)	2,125		1,715		1,309		1,246		1,040
Total Assets (a)	$373,453		$368,590		$364,554		$374,220		$351,230

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts and demand deposit accounts	$10,623	0.13%	$9,292	0.12%	$8,249	0.11%	$9,070	0.13%	$10,027	0.14%
Savings	1,279	0.27	1,217	0.27	1,235	0.27	1,175	0.39	1,201	0.41
Other time deposits	43,529	0.04	43,061	0.03	42,678	0.04	46,629	0.06	45,186	0.07
Foreign offices	114,322	—	106,764	—	109,855	0.03	108,248	0.01	98,695	(0.08)
Total interest-bearing deposits	169,753	0.02	160,334	0.01	162,017	0.04	165,122	0.03	155,109	(0.02)
Federal funds purchased and securities sold under repurchase agreements	14,796	(0.04)	20,349	(0.03)	18,689	0.20	18,204	0.28	9,585	0.24
Trading Liabilities	475	1.42	638	1.34	551	1.43	662	0.66	735	1.11
Other borrowed funds	2,823	0.35	733	1.13	781	0.96	4,628	0.48	2,047	0.53
Payables to customers and broker-dealers	11,504	0.06	12,904	0.06	16,801	0.09	16,935	0.05	16,873	0.07
Long-term debt	21,070	1.21	21,418	1.19	21,556	1.57	22,838	1.54	23,930	1.54
Total interest-bearing liabilities	220,421	0.14	216,376	0.14	220,395	0.21	228,389	0.21	208,279	0.19
Total noninterest-bearing deposits	85,046		85,878		82,944		84,033		81,619
Other liabilities	27,880		26,530		22,300		22,345		21,343
Liabilities and obligations of consolidated investment funds (a)	841		629		259		253		238
Total The Bank of New York Mellon Corporation Shareholders' Equity	38,140		38,216		37,804		38,379		39,051
Noncontrolling interest (a)	1,125		961		852		821		700
Total liabilities and shareholders' equity (a)	$373,453		$368,590		$364,554		$374,220		$351,230
Net interest margin - Taxable equivalent basis		0.98%		0.99%		1.01%		0.98%		1.06%
a) The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).
Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

6

THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Staff	$1,511	$1,439	$1,477	$1,418	$1,485	$1,434	$1,437	$1,481	$1,459	$1,412	$1,467
Professional, legal and other purchased services	312	314	323	390	302	299	301	328	278	290	292
Software and equipment	237	236	234	235	228	228	226	225	219	223	215
Net occupancy	154	152	154	150	151	149	152	148	142	152	143
Distribution and servicing	107	112	107	102	98	96	95	92	100	102	105
Business development	64	68	61	75	61	72	59	75	57	65	52
Sub-custodian	68	81	67	70	70	75	65	60	59	70	59
Other	223	347	250	211	242	250	268	201	241	240	231
Amortization of intangible assets	75	75	75	73	66	65	66	64	57	59	61
Merger & integration, litigation and restructuring charges	(12)	122	220	800	(3)	59	11	18	17	7	18
Total noninterest expense	$2,739	$2,946	$2,968	$3,524	$2,700	$2,727	$2,680	$2,692	$2,629	$2,620	$2,643

Memo:
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges (recoveries), and the charge (recovery) related to investment management funds, net of incentives - Non-GAAP (a)	$2,681	$2,640	$2,673	$2,651	$2,637	$2,603	$2,603	$2,610	$2,555	$2,554	$2,564

Full-time employees at period-end	51,400	51,100	50,900	50,300	50,500	50,700	51,300	51,200	52,100	52,200	52,300
(a) See "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

7

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT, CUSTODY AND/OR ADMINISTRATION AND SECURITIES LENDING - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Assets under management at period end: (a)
Institutional	$1,092	$1,084	$1,106	$1,164	$1,188	$1,163	$1,129	$1,127	$1,155	$1,182	$1,234
Mutual Funds	415	440	430	438	445	454	419	420	405	398	396
Private Client	85	85	84	84	84	83	77	78	79	84	85
Assets under management	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	(b)

AUM at period end, by product type: (a)
Equity	17%	17%	16%	15%	15%	15%	14%	14%	14%	14%	13%
Fixed income	13	13	13	12	12	13	13	13	13	13	14
Index	21	22	21	21	22	21	20	20	19	18	18
Liability-driven investments (c)	27	27	28	30	30	30	32	32	33	34	35
Alternative investments	4	4	4	4	4	4	4	4	4	4	4
Cash	18	17	18	18	17	17	17	17	17	17	16
Total AUM	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	(b)

Assets under custody and/or administration at period end (in trillions) (d)	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	$28.5	$28.9	$29.1	$29.5	$30.5	(b)
Market value of securities on loan at period end (e)	$264	$280	$282	$289	$291	$283	$288	$277	$300	$278	$288

Key Market Metrics
S&P 500 Index (f)	1872	1960	1972	2059	2068	2063	1920	2044	2060	2099	2168
S&P 500 Index - daily average	1835	1900	1976	2009	2064	2102	2027	2052	1951	2075	2162
FTSE 100 Index (f)	6598	6744	6623	6566	6773	6521	6062	6242	6175	6504	6899
FTSE 100 Index-daily average	6680	6764	6756	6526	6793	6920	6399	6271	5988	6204	6765
MSCI EAFE (f)	1916	1972	1846	1775	1849	1842	1644	1716	1652	1608	1702
MSCI EAFE-daily average	1893	1942	1922	1796	1818	1905	1785	1732	1593	1648	1677
Barclays Capital Global Aggregate BondSM Index (f)(g)	365	376	361	357	348	342	346	342	368	382	386
NYSE & NASDAQ Share Volume (in billions)	196	187	173	198	187	185	206	198	218	203	186
JP Morgan G7 Volatility Index - daily average (h)	7.80	6.22	6.21	8.54	10.40	10.06	9.93	9.49	10.60	11.12	10.19
Average Fed Funds effective rate	0.07%	0.09%	0.09%	0.10%	0.11%	0.13%	0.13%	0.16%	0.36%	0.37%	0.39%

Foreign exchange rates vs. U.S. dollar:
British pound (f)	$1.67	$1.71	$1.62	$1.56	$1.48	$1.57	$1.52	$1.48	$1.44	$1.34	$1.30
British pound - average rate	1.66	1.68	1.67	1.58	1.51	1.53	1.55	1.52	1.43	1.43	1.31
Euro (f)	1.38	1.37	1.26	1.22	1.07	1.11	1.12	1.09	1.14	1.11	1.12
Euro - average rate	1.37	1.37	1.33	1.25	1.13	1.11	1.11	1.10	1.10	1.13	1.12

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business and the Other segment.  In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Preliminary.
(c) Includes currency overlay assets under management.
(d)  Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2014, June 30, 2014 and Sept. 30, 2014, $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, and $1.1 trillion at March 31, 2016 and June 30, 2016 and $1.2 trillion at Sept. 30, 2016.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, on behalf of CIBC Mellon clients, which totaled $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, $56 billion at March 31, 2016 and June 30, 2016 and $64 billion at Sept. 30, 2016.

(f) Period end.
(g) Unhedged in U.S. dollar terms.
(h) The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

8

THE BANK OF NEW YORK MELLON CORPORATION
ASSETS UNDER MANAGEMENT NET FLOWS - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in billions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Assets under management at beginning of period (a)	$1,557	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664

Net inflows (outflows):
Long-term:
Equity	(1)	(5)	(2)	(5)	(5)	(13)	(4)	(9)	(3)	(2)	(3)
Fixed income	—	—	—	4	3	(2)	(3)	1	—	(2)	—
Liability-driven investments (b)	20	(17)	19	24	8	5	11	11	14	15	4
Alternative investments	2	2	—	2	1	3	1	2	1	1	2
Total long-term active inflows (outflows)	21	(20)	17	25	7	(7)	5	5	12	12	3
Index	—	7	(3)	1	8	(9)	(10)	(16)	(11)	(17)	(2)
Total long-term inflows (outflows)	21	(13)	14	26	15	(16)	(5)	(11)	1	(5)	1
Short-term:
Cash	(7)	(17)	18	6	1	(11)	(10)	2	(9)	4	(1)
Total net inflows (outflows)	14	(30)	32	32	16	(27)	(15)	(9)	(8)	(1)	—
Net market impact / Other	17	31	15	59	32	(29)	(35)	24	41	71	80
Net currency impact	4	16	(36)	(25)	(35)	39	(25)	(15)	(19)	(47)	(29)
Acquisitions	—	—	—	—	18	—	—	—	—	2	—

Assets under management at period end (a)	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	(c)

(a) Excludes securities lending cash management assets and assets managed in the Investment Services business and the Other segment. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(b) Includes currency overlay assets under management.
(c) Preliminary.

9

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT MANAGEMENT BUSINESS - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment management fees:
Mutual funds	$299	$311	$315	$306	$301	$312	$301	$294	$300	$304	$309
Institutional clients	359	373	370	364	365	363	347	350	334	344	362
Wealth management	153	156	158	157	159	160	156	155	152	160	166
Total investment management fees (a)	811	840	843	827	825	835	804	799	786	808	837
Performance fees	20	29	22	40	15	20	7	55	11	9	8
Investment management and performance fees	831	869	865	867	840	855	811	854	797	817	845
Distribution and servicing	39	39	40	39	38	38	37	39	46	49	49
Other (a)	12	43	11	2	41	17	(5)	22	(31)	(10)	(18)
Total fee and other revenue (a)	882	951	916	908	919	910	843	915	812	856	876
Net interest revenue	69	67	69	69	75	77	83	84	83	82	82
Total revenue	951	1,018	985	977	994	987	926	999	895	938	958
Provision for credit losses	(1)	1	—	—	(1)	3	1	(4)	(1)	1	—
Noninterest expense (ex. intangible amortization and the charge (recovery) related to investment management funds, net of incentives)	680	711	712	714	708	700	665	689	660	684	680
Income before taxes (ex. intangible amortization and the charge (recovery) related to investment management funds, net of incentives)	272	306	273	263	287	284	260	314	236	253	278
Charge (recovery) related to investment management funds, net of incentives	(5)	109	—	—	—	—	—	—	—	—	—
Amortization of intangible assets	30	30	30	28	24	25	24	24	19	19	22
Income before taxes	$247	$167	$243	$235	$263	$259	$236	$290	$217	$234	$256

Average assets	$39,333	$37,619	$36,542	$37,163	$31,361	$30,414	$30,960	$30,982	$29,971	$30,229	$30,392

Assets under management at period end (in billions) (b)	$1,592	$1,609	$1,620	$1,686	$1,717	$1,700	$1,625	$1,625	$1,639	$1,664	$1,715	(c)

Pre-tax operating margin	26%	16%	25%	24%	26%	26%	25%	29%	24%	25%	27%
Adjusted pre-tax operating margin - Non-GAAP (d)	35%	36%	33%	33%	34%	34%	34%	36%	30%	31%	33%

(a)  Total fee and other revenue includes the impact of the consolidated investment management funds, net of noncontrolling interests. Additionally, other revenue includes asset servicing, treasury services, foreign exchange and other trading revenue and investment and other income.

(b)  Excludes securities lending cash management assets and assets managed in the Investment Services business and the Other segment. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(c) Preliminary.
(d)  Excludes the net negative impact of money market fee waivers, amortization of intangible assets, provision for credit losses and the charge (recovery) related to investment management funds net of incentives and is net of distribution and servicing expense. See "Supplemental information - Explanation of GAAP and Non-GAAP financial measures" beginning on page 24 of the Quarterly Earnings Release for the reconciliation of Non-GAAP measures. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures.

10

THE BANK OF NEW YORK MELLON CORPORATION
INVESTMENT SERVICES BUSINESS - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Investment services fees
Asset servicing - ex. securities lending	$955	$958	$971	$964	$979	$995	$1,001	$970	$974	$1,001	$997
Securities lending revenue	33	39	31	32	38	43	33	39	42	42	42
Issuer services	228	231	314	193	231	234	312	199	244	233	336
Clearing services	323	324	336	346	342	346	345	337	348	350	347
Treasury services	134	140	139	142	135	141	135	135	129	137	136
Total investment services fees	1,673	1,692	1,791	1,677	1,725	1,759	1,826	1,680	1,737	1,763	1,858
Foreign Exchange and other trading revenue	164	148	164	167	212	181	179	150	168	161	177
Other (a)	86	117	90	113	92	117	129	127	125	130	148
Total fee and other revenue	1,923	1,957	2,045	1,957	2,029	2,057	2,134	1,957	2,030	2,054	2,183
Net interest revenue	625	630	613	600	629	667	662	664	679	690	715
Total revenue	2,548	2,587	2,658	2,557	2,658	2,724	2,796	2,621	2,709	2,744	2,898
Provision for credit losses	(7)	(8)	7	10	7	6	7	8	14	(7)	1
Noninterest expenses (ex. intangible amortization)	1,815	1,856	1,863	2,532	1,822	1,874	1,853	1,791	1,770	1,819	1,812
Income before taxes (ex. intangible amortization)	740	739	811	15	829	844	936	822	925	932	1,085
Amortization of intangible assets	44	44	44	43	41	40	41	40	38	40	39
Income before taxes	$696	$695	$767	$(28)	$788	$804	$895	$782	$887	$892	$1,046

Average loans	$38,077	$39,737	$40,344	$42,342	$45,071	$45,822	$46,222	$45,844	$45,004	$43,786	$44,329
Average assets	$264,875	$269,636	$272,331	$278,902	$287,321	$292,264	$285,195	$281,766	$273,289	$277,225	$275,714
Average deposits	$220,393	$225,316	$226,576	$229,613	$235,524	$238,404	$232,250	$229,241	$215,707	$221,998	$220,316

Pre-tax operating margin	27%	27%	29%	(1)%	30%	30%	32%	30%	33%	33%	36%
Pre-tax operating margin (ex. provision for credit losses and intangible amortization)	29%	28%	30%	1%	31%	31%	34%	32%	35%	34%	37%

Investment services fees as a percentage of noninterest expense (b)	92%	91%	96%	66%	95%	94%	99%	94%	98%	97%	103%

Assets under custody and/or administration at period end (in trillions) (c)	$27.9	$28.5	$28.3	$28.5	$28.5	$28.6	$28.5	$28.9	$29.1	$29.5	$30.5	(d)

Market value of securities on loan at period end (in billions) (e)	$264	$280	$282	$289	$291	$283	$288	$277	$300	$278	$288

(a) Other revenue includes investment management fees, financing-related fees, distribution and servicing revenue, and investment and other income.
(b) Investment services fees as a percentage of non-interest expense (ex. amortization of intangible assets) was lower in 4Q14 primarily reflecting litigation expense.
(c) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at March 31, 2014, June 30, 2014 and Sept. 30, 2014, $1.1 trillion at Dec. 31, 2014, March 31, 2015, and June 30, 2015, $1.0 trillion at Sept. 30, 2015 and Dec. 31, 2015, $1.1 trillion at March 31, 2016 and June 30, 2016 and $1.2 trillion at Sept. 30, 2016.

(d) Preliminary.
(e)  Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $66 billion at March 31, 2014, $64 billion at June 30, 2014, $65 billion at Sept. 30, 2014 and Dec. 31, 2014, $69 billion at March 31, 2015, $68 billion at June 30, 2015, $61 billion at Sept. 30, 2015, $55 billion at Dec. 31, 2015, $56 billion at March 31, 2016 and at June 30, 2016 and $64 billion at Sept. 30, 2016.

11

THE BANK OF NEW YORK MELLON
OTHER SEGMENT- 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Revenue:
Fee and other revenue	$94	$101	$906	$88	$85	$103	$59	$89	$129	$95	$100
Net interest revenue (expense)	34	22	39	43	24	35	14	12	4	(5)	(23)
Total revenue	128	123	945	131	109	138	73	101	133	90	77
Provision for credit losses	(10)	(5)	(3)	(9)	(4)	(15)	(7)	159	(3)	(3)	(20)
Noninterest expense (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges)	174	75	261	205	108	79	97	150	141	53	88
Income (loss) before taxes (ex. amortization of intangible assets, M&I and restructuring (recoveries) charges)	$(36)	$53	$687	$(65)	$5	$74	$(17)	$(208)	$(5)	$40	$9
Amortization of intangible assets	1	1	1	2	1	—	1	—	—	—	—
M&I and restructuring (recoveries) charges	—	120	57	—	(4)	8	(2)	(4)	(1)	3	—
Income (loss) before taxes	$(37)	$(68)	$629	$(67)	$8	$66	$(16)	$(204)	$(4)	$37	$9

Average loans and leases	$3,495	$3,340	$3,719	$3,378	$1,230	$2,956	$2,656	$2,673	$1,917	$1,703	$1,941
Average assets	$50,784	$55,601	$57,298	$69,167	$49,729	$55,601	$57,298	$55,842	$61,294	$66,766	$45,124

12

THE BANK OF NEW YORK MELLON CORPORATION BUSINESSES

	Investment Management			Investment Services			Other						Consolidated Results
(dollar amounts in millions unless otherwise noted)	2015	2014	2013	2015	2014	2013	2015		2014		2013		2015		2014		2013
Revenue:
Investment services fees
Asset servicing	$89	$91	$91	$4,098	$3,983	$3,814	$—		$1		$—		$4,187		$4,075		$3,905
Issuer services	—	—	—	976	966	1,087	2		2		3		978		968		1,090
Clearing services	—	—	—	1,370	1,329	1,258	5		6		6		1,375		1,335		1,264
Treasury services	9	9	2	546	555	544	—		—		8		555		564		554
Total investment services fees	98	100	93	6,990	6,833	6,703	7		9		17		7,095		6,942		6,813
Investment management fees	3,263	3,321	3,205	70	74	63	22		48		77		3,355		3,443		3,345
Performance fees	97	111	130	—	—	—	1		4		—		98		115		130
Foreign exchange and other trading revenue	(13)	(23)	8	722	643	714	59		(50)		(48)		768		570		674
Distribution and servicing	152	157	167	10	11	8	—		5		5		162		173		180
Financing-related fees	(1)	1	5	222	168	162	(1)		—		5		220		169		172
Investment and other income	(10)	(11)	(19)	163	153	143	166	(a)	1,083	(a)	380	(a)	319	(a)	1,225	(a)	504	(a)
Total fee revenue	3,586	3,656	3,589	8,177	7,882	7,793	254	(a)	1,099	(a)(b)	436	(a)(b)	12,017	(a)(b)	12,637	(a)(b)	11,818	(a)(b)
Net securities gains (losses)	1	1	6	—	—	8	82		90		127		83		91		141
Total fee and other revenue	3,587	3,657	3,595	8,177	7,882	7,801	336	(a)	1,189	(a)(b)	563	(a)(b)	12,100	(a)(b)	12,728	(a)(b)	11,959	(a)(b)
Net interest revenue (expense)	319	274	259	2,622	2,468	2,665	85		138		85		3,026		2,880		3,009
Total revenue	3,906	3,931	3,854	10,799	10,350	10,466	421	(a)	1,327	(a)	648	(a)	15,126	(a)	15,608	(a)	14,968	(a)
Provision for credit losses	(1)	—	(6)	28	(21)	9	133		(27)		(38)		160		(48)		(35)
Noninterest expenses (ex. intangible amortization)	2,762	2,921	2,749	7,340	8,066	7,316	432		892		899		10,534		11,879		10,964
Income (loss) before taxes (ex. intangible amortization)	1,145	1,010	1,111	3,431	2,305	3,141	(144)	(a)	462	(a)(b)	(213)	(a)(b)	4,432	(a)(b)	3,777	(a)(b)	4,039	(a)(b)
Amortization of intangible assets	97	118	143	162	175	194	2		5		5		261		298		342
Income (loss) before taxes and noncontrolling interest	$1,048	$892	$968	$3,269	$2,130	$2,947	$(146)	(a)	$457	(a)(b)	$(218)	(a)(b)	$4,171	(a)(b)	$3,479	(a)(b)	$3,697	(a)(b)

Average loans	$12,545	$10,589	$9,361	$45,743	$40,137	$34,673	$2,384		$3,484		$4,282		$60,672		$54,210		$48,316
Average assets	$30,928	$37,655	$38,420	$286,617	$271,477	$252,272	$54,642		$63,434		$51,619		$372,187		$372,566		$342,311
Average deposits	$15,160	$14,154	$13,753	$233,833	$225,503	$210,432	$2,441		$2,882		$1,511		$251,434		$242,539		$225,696

Assets under management at period end (in billions) (c)	$1,625	$1,686	$1,557	$—	$—	$—	$—		$—		$—		$1,625		$1,686		$1,557
Assets under custody and/or administration at period end (in trillions) (d)	$—	$—	$—	$28.9	$28.5	$27.6	$—		$—		$—		$28.9		$28.5		$27.6
Market value of securities on loan at period end (in billions) (e)	$—	$—	$—	$277	$289	$235	$—		$—		$—		$277		$289		$235

Pre-tax operating margin - GAAP	27%	23%	25%	30%	21%	28%	N/M		N/M		N/M		28%		22%		25%

Memo:
Securities lending revenue													$176		$158		$155

(a) In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

(b) Total fee and other revenue and income before taxes for the years 2013, 2014 and 2015 include income from consolidated investment management funds of $183 million, $163 million and $86 million, respectively, net of income attributable to noncontrolling interests of $80 million, $84 million and $64 million respectively. The net of these income statement line items of $103 million, $79 million and $18 million, respectively, are included above in fee and other revenue. The year 2015 includes a loss attributable to noncontrolling interest of $4 million related to other consolidated subsidiaries.

(c) Excludes securities lending cash management assets and assets managed in the Investment Services business and the Other segment. Also excludes assets under management related to Newton's private client business that was sold in September 2013. In the third quarter of 2015, prior period AUM was restated to reflect the reclassification of Meriten from the Investment Management business to the Other segment.

(d) Includes the AUC/A of CIBC Mellon Global Securities Services Company ("CIBC Mellon"), a joint venture with the Canadian Imperial Bank of Commerce, of $1.2 trillion at Dec. 31, 2013, $1.1 trillion at Dec. 31, 2014 and $1.0 trillion at Dec. 31, 2015.

(e) Represents the total amount of securities on loan managed by the Investment Services business. Excludes securities for which BNY Mellon acts as agent, beginning in the fourth quarter of 2013, on behalf of CIBC Mellon clients, which totaled $62 billion at Dec. 31, 2013, $65 billion at Dec. 31, 2014, and $55 billion at Dec. 31, 2015.

Note: See pages 10 through 12 for businesses results.
N/M - Not meaningful

13

THE BANK OF NEW YORK MELLON CORPORATION
NONPERFORMING ASSETS - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30
Nonperforming loans:
Other residential mortgages	$107	$105	$113	$112	$111	$110	$103	$102	$99	$97	$93
Wealth management loans and mortgages	12	12	13	12	12	11	12	11	11	10	7
Commercial real estate	4	4	4	1	1	1	1	2	2	2	1
Lease financing	13	13	13	—	—	—	—	—	5	4	4
Foreign	7	4	—	—	—	—	—	—	—	—	—
Financial institutions	—	—	—	—	—	—	—	171	171	171	—

Total nonperforming loans	143	138	143	125	124	122	116	286	288	284	105
Other assets owned	3	4	4	3	4	5	7	6	4	5	4

Total nonperforming assets (a)	$146	$142	$147	$128	$128	$127	$123	$292	$292	$289	$109

Nonperforming assets ratio	0.27%	0.24%	0.26%	0.22%	0.21%	0.20%	0.20%	0.46%	0.48%	0.45%	0.17%
Nonperforming assets ratio excluding margin loans	0.39%	0.34%	0.37%	0.33%	0.30%	0.30%	0.28%	0.67%	0.69%	0.63%	0.23%

Allowance for loan losses/nonperforming loans	138.5	135.5	133.6	152.8	153.2	150.0	156.0	54.9	56.3	55.6	141.0
Allowance for loan losses/nonperforming assets	135.6	131.7	129.9	149.2	148.4	144.1	147.2	53.8	55.5	54.7	135.8
Total allowance for credit losses/nonperforming loans	228.0	225.4	201.4	224.0	228.2	227.9	241.4	96.2	99.7	98.6	261.0
Total allowance for credit losses/nonperforming assets	223.3	219.0	195.9	218.8	221.1	218.9	227.6	94.2	98.3	96.9	251.4

(a) Loans of consolidated investment management funds are not part of BNY Mellon's loan portfolio. Included in the loans of consolidated investment management funds are nonperforming loans for the 1st through 4th quarters of 2014 of $74 million, $68 million, $79 million, and $53 million, respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above. In 2Q15, BNY Mellon adopted the new accounting guidance included in ASU 2015-02, Consolidations. As a result, we deconsolidated substantially all of the loans of consolidated investment management funds retroactively to Jan.1, 2015.

14

THE BANK OF NEW YORK MELLON CORPORATION
ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS - 11 Quarter Trend

	2014				2015				2016
(dollar amounts in millions)	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30	Dec. 31	March 31	June 30	Sept. 30
Allowance for credit losses:
Allowance for credit losses	$210	$198	$187	$191	$191	$190	$183	$181	$157	$162	$158
Allowance for lending-related commitments	134	128	124	97	89	93	95	99	118	125	122
Allowance for credit losses - beginning of period	$344	$326	$311	$288	$280	$283	$278	$280	$275	$287	$280

Net (charge-offs) recoveries:
Charge-offs	(1)	(4)	(5)	(10)	—	—	—	(170)	—	—	(1)
Recoveries	1	1	1	1	1	1	1	2	2	2	14
Total Net (charge-offs) recoveries	—	(3)	(4)	(9)	1	1	1	(168)	2	2	13

Provision for credit losses	(18)	(12)	(19)	1	2	(6)	1	163	10	(9)	(19)

Allowance for credit losses - end of period	$326	$311	$288	$280	$283	$278	$280	$275	$287	$280	$274
Allowance for loan losses
Allowance for loan losses	$198	$187	$191	$191	$190	$183	$181	$157	$162	$158	$148
Allowance for lending-related commitments	128	124	97	89	93	95	99	118	125	122	126
Allowance for credit losses - end of period	$326	$311	$288	$280	$283	$278	$280	$275	$287	$280	$274

Allowance for loan losses as a percentage of total loans	0.37%	0.32%	0.33%	0.32%	0.31%	0.29%	0.29%	0.25%	0.26%	0.25%	0.22%

15

THE BANK OF NEW YORK MELLON CORPORATION
Quarterly Financial Trends
October 20, 2016

Notes:
The following transactions/changes have impacted the reporting of our results:

In the first quarter of 2016, results of credit-related activities were reclassified from the Other segment to the Investment Services segment. Also, concurrent with this reclassification, the provision for credit losses associated with the respective credit portfolios is now reflected in each business segment. All prior periods have been restated.

Beginning in the first quarter of 2016, we revised the net interest revenue for our business to reflect adjustments to our transfer pricing methodology to better reflect the value of certain deposits. This change did not impact the consolidated results.

Beginning in the first quarter of 2016, we refined the expense allocation process for indirect expenses to simplify the expenses recorded in the Other segment to include only expenses not directly attributable to the Investment Management and Investment Services operations. This change did not impact the consolidated results.

In the third quarter of 2015, results of Meriten were reclassified from the Investment Management business to the Other segment. Meriten Investment Management was sold in July 2015.

The first quarter of 2015 was restated to reflect the retrospective application of adopting new accounting guidance related to Consolidations (ASU 2015-02).

In the first quarter of 2014, prior periods were restated to reflect the retrospective application of adopting new accounting guidance related to our investments in qualified affordable housing projects (ASU 2014-01).

In the first quarter of 2014, results of Newton's private client business were reclassified from the Investment Management business to the Other segment. Newton's private client business was sold in September 2013.

Restructuring charges in the second quarter of 2014 represent corporate initiatives and were recorded in the Other segment. In the fourth quarter of 2013, restructuring charges were recorded in the businesses. Prior to the fourth quarter of 2013, all restructuring charges were reported in the Other segment.

In the first quarter of 2013, incentive expense related to restricted stock and certain corporate overhead charges were allocated to Investment Management and Investment Services businesses which were previously included in the Other segment. All prior periods were restated to reflect these changes.

Certain immaterial reclassifications/revisions have been made to prior periods to place them on a basis comparable with the current period's presentation.

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference.

Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:
Certain Non-GAAP measures are included in this document. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures relate to certain revenue/expense categories, impairment charge/(recovery) related to Sentinel, percentages and ratios as described in footnotes. For further information, see 'Supplemental information -- Explanation of GAAP and Non-GAAP Financial Measures' in the Quarterly Earnings Release. Also, see "Appendix - GAAP to Non-GAAP Reconciliations" beginning on page 17 for the reconciliation of Non-GAAP measures. Summations may not equal due to rounding. As a result of our rounding convention and reclassifications noted above, differences may exist between the business trends data versus business data in the Form 10-Q for the quarter ended June 30, 2016 or other reports filed with the SEC.

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Appendix - GAAP to Non-GAAP Reconciliations

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THE BANK OF NEW YORK MELLON CORPORATION
SUPPLEMENTAL INFORMATION – EXPLANATION OF GAAP AND NON-GAAP FINANCIAL MEASURES

BNY Mellon has included in these Quarterly Financial Trends certain Non-GAAP financial measures based on tangible common shareholders’ equity. BNY Mellon believes that the ratio of tangible common shareholders’ equity to tangible assets of operations is a measure of capital strength that provides additional useful information to investors. The tangible common shareholders’ equity ratio, which excludes goodwill and intangible assets net of deferred tax liabilities, includes changes in investment securities valuations which are reflected in total shareholders’ equity. Further, BNY Mellon believes that the return on tangible common equity measure, which excludes goodwill and intangible assets net of deferred tax liabilities, is a useful additional measure for investors because it presents a measure of those assets that can generate income.

BNY Mellon has presented revenue measures which exclude the effect of noncontrolling interests related to consolidated investment management funds, and expense measures which exclude M&I, litigation and restructuring charges and amortization of intangible assets. Operating margin measures, which exclude some or all of these items, as well as the impairment charge/(recovery) related to a court decision regarding Sentinel, are also presented. Operating margin measures may also exclude amortization of intangible assets and the net negative impact of money market fee waivers, net of distribution and servicing expense. BNY Mellon believes that these measures are useful to investors because they permit a focus on period-to-period comparisons, which relate to the ability of BNY Mellon to enhance revenues and limit expenses in circumstances where such matters are within BNY Mellon’s control. The excluded items, in general, relate to certain charges as a result of prior transactions. M&I expenses primarily relate to acquisitions and generally continue for approximately three years after the transaction. Litigation charges represent accruals for loss contingencies that are both probable and reasonably estimable, but exclude standard business-related legal fees. Restructuring charges relate to our streamlining actions, Operational Excellence Initiatives and migrating positions to Global Delivery Centers. Excluding these charges mentioned above permits investors to view expenses on a basis consistent with how management views the business.

The Quarterly Financial Trends revenue measures also exclude the gain on the sale of our equity investment in Wing Hang and the gain on the sale of our One Wall Street building. Expense measures also exclude the charge related to investment management funds, net of incentives.

The presentation of income (loss) from consolidated investment management funds, net of net income (loss) attributable to noncontrolling interests related to the consolidation of certain investment management funds permits investors to view revenue on a basis consistent with how management views the business. BNY Mellon believes that these presentations, as a supplement to GAAP information, give investors a clearer picture of the results of its primary businesses.

18

THE BANK OF NEW YORK MELLON CORPORATION
PRE-TAX OPERATING MARGIN RATIO RECONCILIATION - 11 QUARTER TREND

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Income before income taxes – GAAP	$926	$811	$1,662	$164	$1,090	$1,165	$1,109	$871	$1,091	$1,165	$1,317
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	20	17	23	24	31	37	(5)	5	(7)	4	9
Gain on the sale of our equity investment in Wing Hang	—	—	490	—	—	—	—	—	—	—	—
Gain on the sale of our One Wall Street building	—	—	346	—	—	—	—	—	—	—	—
Add: Amortization of intangible assets	75	75	75	73	66	65	66	64	57	59	61
M&I, litigation and restructuring charges (recoveries)	(12)	122	220	800	(3)	59	11	18	17	7	18
Impairment charge (recovery) related to Sentinel	—	—	—	—	—	—	—	170	—	—	(13)
Charge (recovery) related to investment management funds, net of incentives	(5)	109	—	—	—	—	—	—	—	—	—
Income before income taxes, as adjusted – Non-GAAP (a)	$964	$1,100	$1,098	$1,013	$1,122	$1,252	$1,191	$1,118	$1,172	$1,227	$1,374

Fee and other revenue – GAAP	$2,883	$2,980	$3,851	$2,935	$3,012	$3,067	$3,053	$2,950	$2,970	$2,999	$3,150
Income (loss) from consolidated investment management funds – GAAP	36	46	39	42	52	40	(22)	16	(6)	10	17
Net interest revenue – GAAP	728	719	721	712	728	779	759	760	766	767	774
Total revenue – GAAP	3,647	3,745	4,611	3,689	3,792	3,886	3,790	3,726	3,730	3,776	3,941
Less: Net income (loss) attributable to noncontrolling interests of consolidated investment management funds	20	17	23	24	31	37	(5)	5	(7)	4	9
Gain on the sale of our equity investment in Wing Hang	—	—	490	—	—	—	—	—	—	—	—
Gain on the sale of our One Wall Street building	—	—	346	—	—	—	—	—	—	—	—
Total revenue, as adjusted – Non-GAAP (a)	$3,627	$3,728	$3,752	$3,665	$3,761	$3,849	$3,795	$3,721	$3,737	$3,772	$3,932

Pre-tax operating margin (b)(c)	25%	22%	36%	4%	29%	30%	29%	23%	29%	31%	33%
Pre-tax operating margin – Non-GAAP (a)(b)(c)	27%	30%	29%	28%	30%	33%	31%	30%	31%	33%	35%

(a) Non-GAAP information for all periods presented excludes net income (loss) attributable to noncontrolling interests of consolidated investment management funds, amortization of intangible assets and M&I, litigation and restructuring charges. Non-GAAP information for 1Q14 and 2Q14 also excludes charges (recoveries) related to investment management funds, net of incentives. Non-GAAP information for 3Q15 also excludes the gain on the sale of our equity investment in Wing Hang and the gain on the sale of our One Wall Street building. Non-GAAP information for 4Q15 also excludes the impairment charge related to a court decision regarding Sentinel. Non-GAAP information for 3Q16 also excludes a recovery of the previously impaired Sentinel loan.

(b) Income before taxes divided by total revenue.
(c) Our GAAP earnings include tax-advantaged investments such as low income housing, renewable energy, bank-owned life insurance and tax-exempt securities. The benefits of these investments are primarily reflected in tax expense. If reported on a tax-equivalent basis, beginning with 2015, these investments would increase revenue and income before taxes by $64 million for 1Q15, $52 million for 2Q15, $53 million for 3Q15,$73 million for 4Q15, $77 million for 1Q16, $74 million for 2Q16, and $74 million for 3Q16, and would increase our pre-tax operating margin by approximately 1.2% for 1Q15, 0.9% for 2Q15, 1.0% for 3Q15, 1.5% for 4Q15, 1.4% for 1Q16, 1.3% for 2Q16, and 1.2% for 3Q16.

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THE BANK OF NEW YORK MELLON CORPORATION
RETURN ON TANGIBLE COMMON EQUITY RECONCILIATION - 11 QUARTER TREND

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Net income applicable to common shareholders of The Bank of New York Mellon Corporation – GAAP	$661	$554	$1,070	$209	$766	$830	$820	$637	$804	$825	$974
Add: Amortization of intangible assets	75	75	75	73	66	65	66	64	57	59	61
Less: Tax impact of amortization of intangible assets	26	26	26	26	23	21	23	22	20	21	21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation excluding amortization of intangible assets – Non-GAAP	$710	$603	$1,119	$256	$809	$874	$863	$679	$841	$863	$1,014

Average common shareholders’ equity	$36,289	$36,565	$36,751	$36,859	$35,486	$35,516	$35,588	$35,664	$35,252	$35,827	$35,767
Less: Average goodwill	18,072	18,149	18,109	17,924	17,756	17,752	17,742	17,673	17,562	17,622	17,463
Average intangible assets	4,422	4,354	4,274	4,174	4,088	4,031	3,962	3,887	3,812	3,789	3,711
Add: Deferred tax liability – tax deductible goodwill (a)	1,306	1,338	1,317	1,340	1,362	1,351	1,379	1,401	1,428	1,452	1,477
Deferred tax liability – intangible assets (a)	1,259	1,247	1,230	1,216	1,200	1,179	1,164	1,148	1,140	1,129	1,116
Average tangible common shareholders’ equity – Non-GAAP	16,360	16,647	16,915	17,317	16,204	16,263	16,427	16,653	16,446	$16,997	$17,186

Return on tangible common equity – Non-GAAP (b)	17.6%	14.5%	26.2%	5.9%	20.3%	21.5%	20.8%	16.2%	20.6%	20.4%	23.5%

(a) Deferred tax liabilities are based on fully phased-in Basel III rules.
(b) Annualized.

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THE BANK OF NEW YORK MELLON CORPORATION
NONINTEREST EXPENSE RECONCILIATION - 11 QUARTER TREND

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr

Total noninterest expense -GAAP	$2,739	$2,946	$2,968	$3,524	$2,700	$2,727	$2,680	$2,692	$2,629	$2,620	$2,643
Less: Amortization of intangible assets	75	75	75	73	66	65	66	64	57	59	61
M&I, litigation and restructuring charges (recoveries)	(12)	122	220	800	(3)	59	11	18	17	7	18
Charge (recovery) related to investment management funds, net of incentives	(5)	109	—	—	—	—	—	—	—	—	—
Total noninterest expense excluding amortization of intangible assets and M&I, litigation and restructuring charges (recoveries), and the charge (recovery) related to investment management funds, net of incentives - Non-GAAP	$2,681	$2,640	$2,673	$2,651	$2,637	$2,603	$2,603	$2,610	$2,555	$2,554	$2,564

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THE BANK OF NEW YORK MELLON CORPORATION
PRE-TAX OPERATING MARGIN - INVESTMENT MANAGEMENT BUSINESS - 11 QUARTER TREND

	2014				2015				2016
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr
Income before income taxes – GAAP	$247	$167	$243	$235	$263	$259	$236	$290	$217	$234	$256
Add: Amortization of intangible assets	30	30	30	28	24	25	24	24	19	19	22
Provision for credit losses	(1)	1	—	—	(1)	3	1	(4)	(1)	1	—
Money market fee waivers	33	30	29	34	33	29	28	23	9	11	11
Charge (recovery) related to investment management funds, net of incentives	(5)	109	—	—	—	—	—	—	—	—	—
Income before income taxes excluding amortization of intangible assets, provision for credit losses and money market fee waivers and the charge (recovery) related to investment management funds, net of incentives – Non-GAAP	$304	$337	$302	$297	$319	$316	$289	$333	$244	$265	$289

Total revenue – GAAP	$951	$1,018	$985	$977	$994	$987	$926	$999	$895	938	$958
Less: Distribution and servicing expense	106	111	105	101	97	95	94	92	100	102	104
Money market fee waivers benefiting distribution and servicing expense	37	37	36	39	38	37	35	27	23	15	15
Add: Money market fee waivers impacting total revenue	70	67	65	73	71	66	63	50	32	26	26
Total revenue net of distribution and servicing expense and excluding money market fee waivers – Non-GAAP	$878	$937	$909	$910	$930	$921	$860	$930	$804	$847	$865

Pre-tax operating margin (a)	26%	16%	25%	24%	26%	26%	25%	29%	24%	25%	27%
Pre-tax operating margin excluding amortization of intangible assets, provision for credit losses, money market fee waivers and net of distribution and servicing expense and the charge (recovery) related to investment management funds, net of incentives – Non-GAAP (a)	35%	36%	33%	33%	34%	34%	34%	36%	30%	31%	33%

(a) Income before taxes divided by total revenue.

22